UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2006
Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
     Dana Corporation (Dana) has a preferred share purchase rights plan designed to deter coercive or unfair takeover tactics. The plan, which is described in “Note 2. Preferred Share Purchase Rights” to the consolidated financial statements in Dana Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2005, was adopted in 1996 to replace a predecessor rights plan that had been in effect since 1986 and expired after ten years.
     The rights plan is administered under the Rights Agreement, dated as of April 25, 1996, as amended, between Dana and The Bank of New York, Rights Agent, successor to Mellon Investor Services LLC (formerly Chemical Mellon Shareholder Services, L.L.C.). Pursuant to the Rights Agreement, one Series A Junior Participating Preferred Stock Purchase Right (Right) has been issued on each share of Dana’s common stock outstanding on and after July 25, 1996. Under certain circumstances, the holder of each Right may purchase from Dana the number of shares of Dana common stock that have a market value of twice the Right’s exercise price (in effect, a 50% discount on the stock). Thereafter, if Dana merges with or sells 50% or more of its assets or earnings power to an acquirer (as defined in the Rights Agreement) or engages in similar transactions, any Rights not previously exercised (except those held by the acquirer) can be exercised to purchase from the acquiring company the number of shares of its common stock that have a market value of twice the Right’s exercise price (in effect, a 50% discount on the acquirer’s stock). This summary is qualified by reference to the Rights Agreement, a copy of which is attached as Exhibit 1 to the Form 8-A filed by Dana on May 1, 1996.
     On July 18, 2006, Dana’s Board of Directors adopted an amendment to the Rights Agreement to extend the “Final Expiration Date” of the Rights (as defined in the Rights Agreement) for ten years. Consequently, the Rights will expire at the close of business on July 25, 2016 (rather than July 25, 2006), unless exercised, redeemed or exchanged sooner. There were no other changes to the Rights Agreement, apart from conforming the legend on Dana’s share certificates and the exhibits to the Rights Agreement in a manner consistent with this amendment. A copy of the amendment is set out in the attached Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1	Amendment No. 2, effective as of July 18, 2006, to the Rights Agreement, dated as of April 25, 1996, as amended, between Dana and The Bank of New York, Rights Agent

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)
Date: July 21, 2006	By:	/s/ Michael L. DeBacker
Michael L. DeBacker
Vice President, General Counsel and Secretary

Exhibit Index

99.1	Amendment No. 2, effective as of July 18, 2006, to the Rights Agreement, dated as of April 25, 1996, as amended, between Dana and The Bank of New York, Rights Agent